SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report OCTOBER 6, 1998
              ----------------

                           THE SPORTS AUTHORITY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-13426                 36-3511120
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(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

3383 N. State Road 7, Ft. Lauderdale, Florida                      33319
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        (Address of principal executive offices)                 (Zip Code)

                                 (954) 735-1701
                             ----------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         Reference news releases attached as exhibit 99 and 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibits are filed with this report:

               99          News Release, dated October 6, 1998.

               99.1        News Release, dated October 6, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  THE SPORTS AUTHORITY, INC.

Date:  October 6, 1998                     By: /S/ ANTHONY F. CRUDELE
                                              ----------------------------------
                                              Anthony F. Crudele
                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)



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                                  EXHIBIT INDEX


EXHIBIT
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99       News Release dated October 6, 1998.

99.1     News Release dated October 6, 1998.